Kaufman Brothers Investor Conference September 5, 2007 NASDAQ: ADSX AMEX:DOC Applied Digital Solutions, Inc. Digital Angel Corporation

The statements in this presentation that are not strictly historical, are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbors created by these sections. The forward-looking statements are subject to risks and uncertainties and the actual results that the Company achieves may differ materially from these forward-looking statements due to such risks and uncertainties, including, but not limited to, that the Company's majority stockholder, Applied Digital Solutions, Inc. owns 55.2% of the Company's common stock; that new accounting pronouncements may impact the Company's future results of operation; that the Company may continue to incur losses, that infringements by third parties on the Company's intellectual property or development of substantially equivalent proprietary technology by the Company's competitors could negatively affect the Company's business; that domestic and foreign government regulation and other factors could impair the Company's ability to develop and sell the Company's products in certain markets; that the Company relies on sales to government contractors of its animal identification products, and any decline in the demand by these customers for the Company's products could negatively affect the Company's business; that the Company depends on a single production arrangement for its patented syringe-injectable microchips; that the Company depends on principal customers; that the Company competes with other companies and the products sold by the Company's competitors could become more popular than the Company's products or render the Company's products as obsolete; that the Company's earnings will decline if the Company must write-off goodwill and other intangible assets; that the exercise of options and warrants outstanding and available for issuance may adversely affect the market price of the Company's common stock ;that currency exchange rate fluctuations could have an adverse effect on the Company's sales and financial results; and that the Company depends on a small team of senior management and the Company may have difficulty attracting and retaining additional personnel. A detailed statement of risks and uncertainties is contained in the Company's reports to the Securities and Exchange Commission, including in particular the Company's Form 10-K for the fiscal year ended December 31, 2006. Investors and stockholders are urged to read this document carefully. The Company can offer no assurances that any projections, assumptions or forecasts made or discussed in this release will be met, and investors should understand the risks of investing solely due to such projections. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Additional Information and Where to Find It In connection with the Merger, Applied Digital intends to file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of Applied Digital and Digital Angel. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Applied Digital, Digital Angel and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC's web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by Applied Digital or Digital Angel by directing a written request, as appropriate, to Applied Digital at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Digital Angel at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment ecision with respect to the proposed transaction. Applied Digital, Digital Angel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Applied Digital is also included in Applied Digital's proxy statement (Form DEF 14A) for the 2007 annual meeting of the Company's stockholders, which was filed with the SEC on May 4, 2007. Additional information regarding the directors and executive officers of Digital Angel is also included in Digital Angel's Form 10-K/A, which was filed with the SEC on April 30, 2007. These documents are available free of charge at the SEC's website (www.sec.gov) and by contacting Investor Relations at the addresses above. Safe Harbor

Organizational Chart

(AMEX:DOC) (AMEX:DOC) (AMEX:DOC) (AMEX:DOC) (AMEX:DOC) Price (8/30/07): $1.54 Market Cap: $69M $69M 52 Week Range: $1.27-$3.67 Avg. Daily Volume (3m): 61,000 61,000 Float: 18.0M Fiscal Year Ends 12/31 12/31 3rd Qtr results: 11/2007 Shares Outstanding: 44.5M 44.5M 55% common stock owned by Applied Digital (Nasdaq:ADSX) 55% common stock owned by Applied Digital (Nasdaq:ADSX) 55% common stock owned by Applied Digital (Nasdaq:ADSX) Stock Profile

Tracking and Identification For Animals and Humans Tracking and Identification For Military, Commercial & Recreational Maritime & Aviation Sectors RFID and Visual Goal: Maintain Global Leadership Position In Livestock and Pet Identification and Tracking GPS & Satellite Communications Goal: Maintain Global Leadership Position in Search and Rescue Beacons DIGITAL ANGEL

Major Developments March 2007 - Swedish Air Force contract for $1.5 million March 2007 - Royal AF of Oman contract for $1.7 million July 2007 - UK Ministry of Defense contract - $1.5 million August 2007 - Delivery of 20 prototype URT-33 radios to US Air Force April 2007 - Acquisition of McMurdo Revenue of $5.4 million in first four months August 2007 - Settlement of Datamars patent infringement and related antitrust suit August 2007 - Modification of Schering-Plough contract providing up to 7 million microchips by February 2009

Track and identify livestock with visual and RFID based tags; improves food safety, herd management, animal health, source and age verification 2006 revenue of $13.3 million Current global livestock tagging market - $150- $200 million per year Estimated market will grow to $500 million per year with full adoption of national animal identification systems for US and Europe; expected 2009 Europe - in 2005 acquired Daploma, aggressive cost competitive European tag manufacturer South America - launched in 2006; now selling in 8 countries including Argentina and Brazil Expect to sell more than 5 million tags in South America in 2007 Livestock

Livestock Industry Leading Products Visual Laser Bar Coded e.Tag Implantable microchip

Livestock Strategy Build on industry need for food safety, herd management, animal health, source and age verification Increase cost competitiveness High-speed automated molding/printing: target 40% cost reductions and improved quality Establish Destron Fearing as global brand Common products/branding; re-launch marketing Key market presence: North America, Europe, South America Work with Congress regarding National ID System Digital Angel became the first livestock RFID system to be approved by the US Department of Agriculture in August 2006 Industry support: National Cattleman's Beef Association, Pork Producers, Wal-Mart, McDonald's

Companion Pets Manufactures implantable RFID chips used in pets around the world. Enables lost pets to be reunited with their owners; also part of rabies control and passport programs in many countries outside the U.S. 2006 revenue of $12.8 million Schering-Plough Exclusive Distributor in US; Merial Exclusive Distributor in Europe; Dainippon Exclusive Distributor in Japan Digital Angel sold 1.7 million ID chips in U.S. in 2006 (30% growth) 70,000 readers in market; 7,000 recoveries per month Renewed multi-year contract with Schering-Plough in Feb. 2007; July 2007 commitment for up to 7 million microchips by February 2009 Digital Angel Chip demand in U.S. will reach over 4 million in 2007, more than double 2006 shipments

Companion Pets Strategy Establish Digital Angel as low-cost/high-quality industry leader Create demand for BioThermal Chip Schering-Plough Support their increased marketing efforts International Aggressively pursue large government tenders Drive down costs with volume commitments Settled Datamars litigation

Fish & Wildlife RFID tracking and identification products used by biologists and governments for environmental programs and studies 2006 revenue of $6.5 million Biomark exclusive U.S. distributor January 2007 - Army Corps of Engineers multi-year contract to monitor fish movement and stream and dam passage; worth up to $10MM December 2006 - Bonneville Power Administration multi-year contract extension exceeding $10MM Monitors native salmon populations in the Columbia and Snake Rivers Successfully installed world's largest RFID antennae (16x16) Company able to leverage R&D expertise gleaned from BPA projects for livestock applications

VeriChip™

Implantable RFID Microchip



- World's first and only patented, FDA-cleared, human-implantable RFID microchip
- Applications
  - Offers rapid, secure patient identification helping at-risk patients; portal to medical records
  - Will initiate clinical studies for future FDA approval of VeriChip with implantable glucose sensor
- Marketed exclusively by VeriChip
- Forecast market of several million units per year
- 640 registered hospitals and 160 protocol-adopted hospitals in the VeriMed Patient Identification System network including Beth Israel Deaconness & Hackensack University Medical Centers

Digital Angel

Signature Industries



- A leader - Search and rescue beacon equipment (SARBE®)
  - Encrypted GPS emergency rescue radio for military pilots
- 2006 revenue of $16.4 million
- Emergency sounders, solenoids, rental radios
- Entire world's fleet (100k units) must be replaced in next 4 years
- Delivered SARBE to 40+ countries/primary vendor to RAF
- August 2006, U.S. Air Force (USAF) awarded Digital Angel development contract to develop a new survival radio for military aircraft; follow-up development contract in March 2007; contract deliveries of 20 prototypes underway
- March 2007: SARBE contracts with Swedish AF valued at $1.5 million and Royal AF of Oman valued at $1.7 million; July 2007: contract with British Ministry of Defense valued at $1.5 million

Digital Angel CORPORATION

? ? GPS Rescue Control Centre Airborne Surveillance Platform SARBE G2R in Combat Recovery Mode

McMurdo A leader in Emergency Locator Beacons April 2007 - completed acquisition of McMurdo Ltd., which is expected to double the revenue base in survival radio business, in April 2007 Sales to: Commercial marine & government Leisure marine General aviation Land / recreational Consistent revenue stream Solves critical mass issue Absolute match for SARBE Significant investment in new product range 'McMurdo' brand name

Search and Rescue Beacons Strategy Capture major piece of procurements precipitated by new satellite system in place by 2009 Enter US military market URT-33 development contract Enter commercial/recreational market McMurdo acquisition (completed in April 2007) Create business unit with critical mass and profitability Expect 2008 revenue for search and rescue beacon business will approach $30 million

Chairman - Scott Silverman Interim CEO and President - Barry Edelstein President, Animal Applications - Lasse Nordfjeld CFO - Lorraine Breece Chief Technology Officer, Animal Applications - Zeke Mejia Signature Managerial Director - David Cairnie Experienced Management

Digital Angel Corporation and Subsidiaries Consolidated Balance Sheets ($ in thousands) 6/30/07 12/31/06 Total Current Assets $ 30,421 $25,884 Goodwill, Equip., Intangible & Other Assets, Net Total Assets 67,560 97,981 64,012 89,896 Total Current Liabilities 26,902 15,403 LTD & Notes Payable Other Liabilities 7,706 409 5,482 465 Stockholders' Equity Total Liabilities and Equity 62,964 97,981 68,546 89,896 Balance Sheet Highlights

Financial Results $57.0 million in revenue in 2006 and 19.5 million in revenue for 2007 second quarter Positioned Company for further growth 2007 revenue guidance of $76-80 million Significant sales increases in: Companion Pets SARBE Grow current businesses, grow through strategic acquisition McMurdo acquisition is expected add $10-12 million in revenue to SARBE business this year Profitable operations by fourth quarter

Merger with Applied Digital Strips away unnecessary corporate overhead and holding company structure; reduction of costs expected to be in excess of $2 million per year Sharpens focus on core businesses and facilitates the divestiture, at appropriate times, of non-core assets. Proceeds from the sale of these non-core businesses will then be reinvested in the growth engines of the new company Gives Applied Digital stockholders a direct ownership position in Digital Angel Gives Digital Angel stockholders ownership in VeriChip Corporation New CEO to lead the combined company

Merger with Applied Digital Mechanics of the Transaction Applied Digital will acquire the remaining 45% minority interest it does not currently own in Digital Angel Digital Angel stockholders other than Applied Digital will receive 1.4 shares of Applied Digital for every share of Digital Angel held Represents a premium of 21% over the average closing price of Digital Angel and Applied Digital shares for the last 20 trading days Combined entity to trade on the Nasdaq Expected to close by the end of the year

Why Invest Now? Merger enables simpler corporate structure and market-friendly story Merger creates liquidity for those who want to take substantial positions in Digital Angel Digital Angel poised for significant growth in its search and rescue beacon business Satellite system being replaced by 2009 US Air Force contract McMurdo Digital Angel poised for significant growth in its animal applications business Renegotiated contract with Schering-Plough provides for 7 million pet chips by February 2009 Electronic tagging increasingly adopted for herd management and traceability

Tracking, Identifying and Communicating with High-Value Assets NASDAQ: ADSX AMEX:DOC Applied Digital Solutions, Inc. Digital Angel Corporation